Exhibit 10.21

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

9101 Wall Street Suite 1300 Austin, TX 78754 Phone: 512 334 8900 Fax: 512 873 8806 Prepared by:		various-2020[1]
DATE
QUOTE #
CUSTOMER ID
VALID UNTIL

CUSTOMER2

[***]

DESCRIPTION[3]	TAXED		AMOUNT
[***]

TERMS AND CONDITIONS 1. 50% payment due (date) 2. 50% payment due (date) / Pick Up Customer Acceptance (sign below): Print Name: Signature: Date: STI approval: Print Name: Signature: Date:	Subtotal
	Taxable		—
	Tax Rate		0.000%
	Tax due		—
Other

	TOTAL	[4]	$—

If you have any questions about this price quote, please contact

512 334 8870

Thank You For Your Business!

1.	This form of sales invoice was used to document various equipment sales that occurred between February 4, 2020 and March 10, 2020. The closing date of the last transaction was March 31, 2020.
2.	The various customers are manufacturers whose processes require deposition equipment.
3.	Various manufacturing and process equipment were sold.
4.	The aggregate purchase price of the sales was approximately $1.2 million.